UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

November 26, 2007

NUANCE COMMUNICATIONS, INC.
(Exact name of registrant as specified in its charter)

DELAWARE	000-27038	94-3156479

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1 Wayside Road
Burlington, Massachusetts 01803
(Address of Principal Executive Offices, including Zip Code)

(781) 565-5000
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01. Completion of Acquisition or Disposition of Assets.
Item 9.01. Financial Statements and Exhibits
SIGNATURE
EXHIBIT INDEX
EX-23.1 - Consent of Independent Public Accountants
EX-99.1 - Consolidated financial statements of Viecore, Inc.
EX-99.2 - Consolidated financial statements of Viecore, Inc.
EX-99.3 - Unaudited pro forma combined financial statements

Item 2.01.	Completion of Acquisition or Disposition of Assets.

On November 26, 2007, Nuance Communications, Inc. (“Nuance”) acquired all of the outstanding capital stock of Viecore, Inc. (“Viecore”) pursuant to an Agreement and Plan of Merger (the “Merger Agreement”) by and among Nuance, Vanhalen Acquisition Corporation (“Sub I”), Vanhalen Acquisition LLC (“Sub II”, and with Sub I, the “Subs”), Viecore, U.S. Bank National Association, as escrow agent, and Thoma Cressey Bravo, Inc., as the shareholder representative. Pursuant to the terms of the Merger Agreement, Sub I was merged (the “First Step Merger”) with and into Viecore with Viecore continuing as the interim surviving corporation, and subsequently, Viecore will be merged (the “Second Step Merger” and together with the First Step Merger, the “Merger”) with and into Sub II with Sub II continuing as the surviving entity and a wholly owned subsidiary of Nuance. The aggregate consideration delivered to the former stockholders of Viecore consisted of 5,017,126 shares of Nuance common stock and a payment of approximately $8.4 million in cash. The terms of the Merger are more fully described in the Merger Agreement, filed by Nuance as Exhibit 2.1 to the Current Report on Form 8-K filed on October 25, 2007, and incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits

(a) Financial Statements of Business Acquired

(1) The historical financial statements of Viecore, including Viecore’s consolidated balance sheets as of December 31, 2006 and 2005, and the related consolidated statements of income, shareholders’ equity and cash flows for each of the three years in the period ended December 31, 2006 are being filed as Exhibit 99.1 to this Form 8-K.

(2) The unaudited financial statements of Viecore, including Viecore’s consolidated balance sheet as of September 30, 2007, and the consolidated statements of income and cash flows for the nine month periods ended September 30, 2007 and 2006, are being filed as Exhibit 99.2 to this Form 8-K.

(b) Pro Forma Financial Information

(1) The unaudited pro forma combined financial statements of Nuance Communications, Inc. for the twelve months ended September 30, 2007, giving effect to the acquisition of Viecore, Inc., are included within Exhibit 99.3 to this Form 8-K.

(d) Exhibits

2	.1*	Agreement and Plan of Merger by and among Nuance Communications, Inc., Vanhalen Acquisition Corporation, Vanhalen Acquisition LLC, Viecore, Inc., U.S. Bank National Association, as Escrow Agent, and Thoma Cressey Bravo, Inc., as Stockholder Representative, dated as of October 21, 2007 (incorporated by reference to Exhibit 2.1 to the Registrant’s Current Report on Form 8-K filed with the Commission on October 25, 2007).
23.1		Consent of Independent Auditors.
99.1		Consolidated financial statements of Viecore, Inc., as of December 31, 2006 and 2005, and for each of the three years in the period ended December 31, 2006.
99.2		Consolidated unaudited financial statements of Viecore, Inc., as of September 30, 2007, and for the nine month periods ended September 30, 2007 and 2006.
99.3		Unaudited pro forma combined financial statements.

*	Previously filed.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NUANCE COMMUNICATIONS, INC.

By:	/s/ James R. Arnold, Jr.
James R. Arnold, Jr.
Chief Financial Officer

Date: November 29, 2007

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EXHIBIT INDEX

Exhibit No.		Description

2	.1*	Agreement and Plan of Merger by and among Nuance Communications, Inc., Vanhalen Acquisition Corporation, Vanhalen Acquisition LLC, Viecore, Inc., U.S. Bank National Association, as Escrow Agent, and Thoma Cressey Bravo, Inc., as Stockholder Representative, dated as of October 21, 2007 (incorporated by reference to Exhibit 2.1 to the Registrant’s Current Report on Form 8-K filed with the Commission on October 25, 2007).
23.1		Consent of Independent Auditors.
99.1		Consolidated financial statements of Viecore, Inc., as of December 31, 2006 and 2005, and for each of the three years in the period ended December 31, 2006.
99.2		Consolidated unaudited financial statements of Viecore, Inc., as of September 30, 2007, and for the nine month periods ended September 30, 2007 and 2006.
99.3		Unaudited pro forma combined financial statements.

*	Previously filed.

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